UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 14, 2006

DUKE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	1-9044	35-1740409
(State of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

600 East 96th Street

Suite 100

Indianapolis, IN 46240

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01.              Other Events

We have reclassified the operations of certain properties sold or identified as held for sale that occurred subsequent to December 31, 2005 into discontinued operations within our consolidated financial statements and notes to consolidated financial statements that were previously filed in the our Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

Statement of Financial Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, requires us to report in discontinued operations the results of operations of a property that has either been disposed of or is classified as held for sale, unless certain conditions are met. SFAS No. 144 further requires us to reclassify results of operations from a property disposed or held for sale as income from discontinued operations during all reported periods. The purpose of this Current Report on Form 8-K is to set forth audited consolidated financial statements for the years ended December 31, 2005, 2004 and 2003, including revised notes thereto, which reflect the impact of reclassifying results of operations from properties identified as held for sale subsequent to December 31, 2005 in accordance with SFAS No. 144.

During the nine-month period ended September 30, 2006, we sold or held for sale 20 properties that were owned and not classified as assets held for sale as of December 31, 2005. The results of operations from such properties have been reclassified as income from discontinued operations for the years ended December 31, 2005, 2004 and 2003 in the accompanying consolidated financial statements and notes to consolidated financial statements. There is no effect on the previously reported net income available for common shareholders.

Management does not believe that this reclassification in accordance with SFAS No. 144 has a material effect on our selected consolidated financial data or Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) for the fiscal years ended December 31, 2005, 2004 and 2003 as previously reported in our Annual Report on Form 10-K for the fiscal year ended December 31, 2005. We are not revising MD&A included in its 2005 Annual Report on Form 10-K given the insignificance of the reclassified amounts.

Section 9 – Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits

(d)           Exhibits

Exhibit Number	Description

12	Statement re: Calculation of Ratios of Earnings to Combined Fixed Charges and Preferred Stock Dividends
23	Consent of Independent Registered Public Accounting Firm
99.1	Report of Independent Registered Public Accounting Firm
99.2	Consolidated Financial Statements and Notes to Consolidated Financial Statements, Years Ended December 31, 2005, 2004 and 2003
99.3	Schedule III – Duke Realty Corporation Combined Real Estate and Accumulated Depreciation – December 31, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE REALTY CORPORATION

By:	/s/ Matthew A. Cohoat
Matthew A. Cohoat
Executive Vice President and Chief Financial Officer

Dated:  November 14, 2006